NEW WORLD FUND
                              New World Fund, Inc.
                             333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                               (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $36,096
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,014
------------------ --------------------------------
------------------ --------------------------------
Class C            $945
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,050
------------------ --------------------------------
------------------ --------------------------------
Total              $40,105
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $338
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $49
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $81
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $17
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $25
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $7
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $139
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $148
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $34
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,207
------------------ --------------------------------
------------------ --------------------------------
Total              $2,045
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5850
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4522
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.5039
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.6095
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.6050
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.4440
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.4625
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.5359
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6156
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.5004
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.5234
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.5685
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.6270
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6499
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                              (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            70,287
------------------ ----------------------------------
------------------ ----------------------------------
Class B            2,784
------------------ ----------------------------------
------------------ ----------------------------------
Class C            2,859
------------------ ----------------------------------
------------------ ----------------------------------
Class F            4,481
------------------ ----------------------------------
------------------ ----------------------------------
Total              80,411
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        835
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        154
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        235
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        46
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        58
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          48
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          410
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          442
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          77
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,541
------------------ ----------------------------------
------------------ ----------------------------------
Total              4,846
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                      Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $27.77
----------------------- -------------------------
----------------------- -------------------------
Class B                 $27.46
----------------------- -------------------------
----------------------- -------------------------
Class C                 $27.28
----------------------- -------------------------
----------------------- -------------------------
Class F                 $27.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $27.69
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $27.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $27.42
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $27.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $27.65
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $27.45
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $27.45
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $27.69
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $27.82
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $27.81
----------------------- -------------------------